                                                                                                       EXHIBIT 21.1
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                                       SUBSIDIARIES OF U.S. CAN CORPORATION

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Name                                  Place of Organization               Trade Name
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United States Can Company             State of Delaware, U.S.A.           U.S. Can
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USC May Verpackungen Holding, Inc.    State of Delaware, U.S.A.           n/a
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U.S.C. Europe N.V.                    Netherlands Antilles                n/a
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U.S.C. Europe Netherlands B.V.        Netherlands                         n/a
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Note:  U.S.C. Europe Netherlands B.V. has nine foreign subsidiaries engaged in metal can manufacturing in Europe,
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and also owns 36.5% of Formametal S.A., an Argentine metal can manufacturer.